UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 27th, 2015

CANNABICS PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-192759	20-3373669
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

#3 Bethesda Metro Center

Suite 700

Bethesda, Md 20814

(Address of principal executive offices and Zip Code)

877 424-2429

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	REGULATION FD DISCLOSURE

On May 27th, 2015, Cannabics Pharmaceuticals Inc. (the “Issuer”) successfully filed its exclusive Patent Application with the US Patent & Trademark Office (USPTO), which covers its System and Method for High Throughput Screening of Cancer Cells.

Cannabics’ team of scientists has developed a high throughput screening system which is specifically designed to give personalized antitumor treatments to cancer patients. In this proprietary system, biopsies are treated, in-vitro, with innumerous plant extract combinations and the antitumor effects are screened and calculated. The Issuer plans to complete the development of this novel and sophisticated technology and begin licensing it by the end of 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27th, 2015

Cannabics Pharmaceuticals Inc.

/s/ Itamar Borochov
By:	Itamar Borochov, Director, CEO

2